EXHIBIT 10


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                      SECURITY DEVICES INTERNATIONAL, INC.

                       Schedule Required by Instruction 2 to Item 601
                                of Regulation S-K

Name and Address                                          Number of
 of Purchaser                                         Shares Purchased

Hana Feix and Martin Feix                                  5,000
  #1685TF1
83 Hillsdale Ave. E.
Toronto, Ontario
Canada  M4S 1T4

K4 Consulting GMBH                                        33,000
Am Bundesbahnhof 3
Heddesheim 68542
Germany

Eckard Kirsch                                             66,000
Verlaen, Triebstr 1
Heddesheim BW 68542
Germany

John Kuhn                                                  2,500
23 Lorraine Dr.
North York, Ontario
Canada  M2N 6Z6

Peter Mathias                                              5,000
199 Bay St., #4600
Toronto, Ontario
Canada  M5L 1G2

Elaine Peritz                                              5,000
424-100 Richmond St. W.
Toronto, Ontario
Canada  M5H 3K6

Alan Shiner and Faye Shiner                                2,000
92 Sanibel Crescent
Thornhill, Ontario
Canada  L4J 8K7

Hartmut Thome and                                         22,000
   Monika Thome
Sebweg 6
Diblheim BW 69234
Germany


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THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE THEREOF HAVE NOT BEEN
REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT.

                                                                         No. 2
                           AGENT'S WARRANT CERTIFICATE
                                                              Right to Purchase
                                                             7,025 Common Stock

                  WARRANT TO PURCHASE SHARES OF COMMON STOCK OF
                       SECURITY DEVICES INTERNATIONAL INC.

      On the terms hereof, this is to certify that FOR VALUE RECEIVED, Salman Partners Inc., 17th Floor, 1095 West Pender Street, Vancouver, British Columbia V6C 2M6, the registered holder hereof (the "Holder"), has the right to purchase at any time and from time to time, up to and including 5:00 p.m. (Vancouver time) on May 4, 2009 (the "Expiry Time"), 7,025 fully paid and non-assessable shares (the "Common Stock") without par value in the capital stock of Security Devices International Inc. (the "Company") as constituted on the date hereof at a purchase price of U.S.$2.81 per Common Stock (the "Exercise Price"), on the terms and subject to adjustment as hereinafter set forth.

      The Company agrees that the Common Stock so purchased shall be and be deemed to be issued to the Holder as of the close of business on the date on which this Agent's Warrant Certificate shall have been surrendered and payment made for such shares as aforesaid.

      Nothing contained herein shall confer any right upon the Holder to subscribe for or purchase any Common Stock of the Company at any time after the Expiry Time, and from and after the Expiry Time, this Warrant and all rights hereunder shall be void and of no value.

      The above provisions are, however, subject to the following:

     SECTION 1. - In the event the Holder desires to exercise the right conferred hereby to purchase Common Stock in the capital of the Company, the Holder shall at or before the Expiry Time: (a) duly complete, execute and deliver to the Company a Subscription Form for such Common Stock in the form annexed hereto, together with any additional documentation required thereby, (b) surrender this Agent's Warrant Certificate to the Company at the address of the Company indicated in Section 16 hereof, and (c) pay the aggregate Exercise Price in respect of the Common Stock in the capital of the Company subscribed for either in cash, by bank draft or by certified cheque drawn on a Canadian


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chartered  bank and payable to the Company.  Upon such  delivery,  surrender and payment as aforesaid and subject to the provisions hereof, the Holder shall be deemed for all purposes to be a shareholder of record of the number of Common Stock in the capital of the Company to be so issued and the Holder shall be entitled to delivery of a certificate or certificates evidencing such shares (which certificates, as well as all certificates issued in exchange for or in substitution thereof, shall bear any applicable restrictive legends) and the Company shall cause such certificate or certificates to be delivered to the Holder at the address specified in said Subscription Form within ten days of said surrender and payment as aforesaid.

      The Holder hereby acknowledges that these Warrants and the Common Stock issuable hereunder have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or the securities laws of any state of the United States, and that these Agent's Warrants may not be exercised in the United States or by or on behalf of a "U.S. person," as such term is defined in Regulation S under the U.S. Securities Act, nor may the Common Stock issuable hereunder be offered or sold in the United States unless a registration statement has been filed and is effective or unless an exemption from registration is available.

      SECTION 2. - The right to purchase Common Stock in the capital of the Company conferred hereby may be exercised in whole or in part. In the event that prior to the Expiry Time the Holder subscribes for and purchases any number of Common Stock which is less than the number of shares referred to in this Agent's Warrant Certificate, the Holder shall present the original of this Agent's Warrant Certificate to the Company and the Holder will be entitled to receive a further Agent's Warrant Certificate in respect of the Common Stock referred to in this Agent's Warrant Certificate but not subscribed for.

      SECTION 3. - The Holder may transfer this Warrant subject to the limitations noted on any legend appearing on this Agent's Warrant Certificate. Subject to the foregoing, a transferee shall, by surrendering this Agent's Warrant Certificate to the Company at the address of the Company indicated in
Section 16 hereof together with the Assignment completed by the Holder, be entitled to become a registered holder and to receive a new Agent's Warrant Certificate registered in the transferee's name in respect of the Common Stock referred to in this Agent's Warrant Certificate and not then subscribed for. Subject to the limitations noted on any legend on this Agent's Warrant Certificate, the Company shall cause the new Agent's Warrant Certificate to be delivered to the transferee at the address specified in the Assignment within ten days of said surrender as aforesaid.

      SECTION 4. - This Agent's Warrant Certificate may be exchanged for Agent's Warrant Certificates in any other denomination representing in the aggregate the same number of underlying Common Stock. The Holder may exercise this right by surrendering this Agent's Warrant Certificate, together with a written direction, to the Company at the address of the Company indicated in Section 16 below and the Company shall cause the new Agent's Warrant Certificates to be delivered to the Holder at the address specified in such direction within ten days of said surrender as aforesaid.

      SECTION 5. - In case this Agent's Warrant Certificate shall become mutilated or be lost, destroyed or stolen, the Company shall, upon the Holder complying with this Section 5, issue and deliver a new Agent's Warrant Certificate of like date and tenor in exchange for and in place of the one mutilated, lost, destroyed or stolen and upon surrender and cancellation of such mutilated Agent's Warrant Certificate or in substitution for such lost, destroyed or stolen Agent's Warrant Certificate. The applicant for the issue of a new Agent's Warrant Certificate pursuant to this Section 5 shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Company such evidence of ownership and of the loss, destruction or theft of the Agent's Warrant Certificate so lost, destroyed or stolen as shall be reasonably satisfactory to the Company and such applicant may be required to furnish an indemnity in amount and form satisfactory to the Company.

      SECTION 6. - The holding of this Warrant shall not constitute the Holder a shareholder of the Company nor entitle the Holder to any right or interest in respect thereof except as herein expressly provided.

      SECTION 7. - The Company represents and warrants that:

      (a)   it is duly authorized to create and issue this Warrant;

      (b) this Warrant is a valid and enforceable obligation of the Company in accordance with the terms hereof;

      (c) it will take all such action as may be necessary to ensure that all Common Stock issuable hereunder, may be so issued without violation of any applicable requirements of any exchange or over-the-counter market upon which the Common Stock may be listed or in respect of which the Common Stock are qualified for unlisted trading privileges;

      (d) the issuance of certificates of Common Stock upon the exercise of the Warrants shall be made without charge to the Holder for any issuance tax in respect thereto, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder; and

      (e) the Company will attend to all filings required to be made by the Company under applicable securities legislation in respect of the exercise of the Warrant in accordance with the terms hereof. For greater certainty, such requirement will not impose any obligation on the Company to file a prospectus or registration statement or similar document, or to become a reporting issuer or a registrant in any province, state or territory.

The Company covenants and agrees that it will cause the Common Stock subscribed for and purchased in the manner herein provided and the certificate or certificates evidencing such Common Stock to be duly issued and that, at all times prior to the Expiry Time, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of shares to satisfy the right of purchase herein provided for. All Common Stock which shall be issued upon the exercise of the right of purchase herein provided for, upon payment therefor of the aggregate Exercise Price for such Common Stock, shall be and be deemed to be fully paid and non-assessable and the Holder shall not be liable to the Company or its creditors in respect thereof.

      SECTION 8. - In Section 8 and Section 9:

      "Equity Shares" means the Common Stock and any shares of any class or series of the Company which may from time to time be authorized for issue if by their terms such shares confer on the holders thereof the right to participate in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding-up of the Company beyond a fixed sum or a fixed sum plus accrued dividends; and

      "Current Market Price" of the Common Stock at any date means the weighted average price per share at which the Common Stock have traded on such stock exchange or market on which the Common Stock are primarily traded as may be selected by the directors of the Company (acting in good faith) during any 20 consecutive trading days ending not more than 5 days immediately preceding such date. In the event the Common Stock are not listed on any stock exchange, the Current Market Price of the Common Stock shall be determined by the directors acting reasonably and in good faith.

      If at any time from May 4, 2007 and prior to the Expiry Time and while this Warrant is outstanding there shall be a reclassification of the Common Stock outstanding at any time or a change of the Common Stock into other shares or securities, or any other capital reorganization except as described in
Section 9, or a consolidation, amalgamation or merger of the Company with or into any other corporation (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Stock or a change of the Common Stock into other shares or securities), or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a "Capital Reorganization"), should the Holder exercise thereafter its right to purchase Common Stock hereunder, the Holder shall be entitled to receive, and shall accept for the same aggregate consideration, in lieu of the number of Common Stock to which it was theretofore entitled upon the exercise of the right to purchase Common Stock hereunder, the kind and amount of shares or other securities or property which the Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, it had been the registered holder of the number of Common Stock to which it was theretofore entitled upon such exercise.

      If at any time from May 4, 2007 and prior to the Expiry Time and while this Warrant is outstanding any adjustment in the Exercise Price shall occur as a result of:

      (i)   an event referred to in Subsection 9(a); or

      (ii) the fixing by the Company of a record date for an event referred to in Subsection 9(b),

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

then the number of Common Stock purchasable upon any subsequent exercise of this Warrant shall be simultaneously adjusted by multiplying the number of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment by a fraction which shall be the reciprocal of the fraction employed in the adjustment of the Exercise Price. To the extent that any adjustment in subscription rights occurs pursuant to this Section 8 as a result of a distribution of exchangeable or convertible securities referred to in Subsection 9(a)(iii) other than Equity Shares or as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants referred to in Subsection 9(b), the number of Common Stock purchasable upon the exercise of the Warrant shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number of Common Stock which would be purchasable based upon the number of Common Stock actually issued and remaining issuable immediately after such expiration, and shall be further readjusted in such manner upon expiration of any further such right.

      SECTION 9. - The Exercise Price in effect at any date shall be subject to adjustment from time to time as follows:

(a) If and whenever at any time from May 4, 2007 and prior to the Expiry Time and while this Warrant is outstanding, the Company shall:

     (i) subdivide the outstanding Common Stock into a greater number of Common Stock,

    (ii) consolidate the outstanding Common Stock into a lesser number of Common Stock, or

   (iii) make any distribution, other than by way of a dividend in the ordinary course, to the holders of all or substantially all of the outstanding Common Stock payable in Common Stock or securities exchangeable for or convertible into Common Stock,

(any of such events being called a "Common Share Reorganization"), the Exercise Price shall be adjusted effective after the effective date or record date, as the case may be, on which the holders of Common Stock are determined for the purpose of the Common Share Reorganization by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which shall be the number of Common Stock of the Company outstanding on such effective date or record date before giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Stock outstanding immediately after giving effect to such Common Share Reorganization including, in the case where securities exchangeable for or convertible into Common Stock are distributed, the number of Common Stock that would have been outstanding had all such securities been exchanged for or converted into Common Stock on such record date. For purposes of this Subsection 9(a), "dividend in the ordinary course" means dividends having a value which does not exceed, in the aggregate, the greater of (i) 50% of the retained earnings of the Company as at the end of its immediately preceding fiscal year; and (ii) 100% of the aggregate consolidated net income of the Company determined before computation of extraordinary or unusual items, for its immediately preceding fiscal year.

(b) If and whenever at any time from May 4, 2007 and prior to the Expiry Time and while this Warrant is outstanding, the Company shall fix a record date for the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Common Stock under which such holders are entitled, during a period expiring not more than ninety days after the record date for such issue, to subscribe for or purchase Common Stock at a price per Common Share or having a conversion or exchange price per Common Share less than 95% of the Current Market Price per Common Share on such record date, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, the numerator of which shall be the total number of Common Stock outstanding on such record date plus a number equal to the number arrived at by dividing the aggregate price of the total number of additional Common Stock offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, by such Current Market Price per Common Share, and of which the denominator shall be the total number of Common Stock outstanding on such record date plus the total number of additional Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible or exchangeable). Any Common Stock owned by or held for the account of the Company or any subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 9(b) as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants referred to in this Subsection 9(b), the Exercise Price shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Stock actually issued and remaining issuable after such expiration, and shall be further readjusted in such manner upon expiration of any further such right.

      SECTION 10. - In any case in which it shall be required that an adjustment shall become effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such event,

(a) issuing to the Holder, if the Warrant is exercised after such record date and before the occurrence of such event (the date of such exercise being herein referred to as the "Exercise Date"), the additional Common Stock issuable upon such exercise by reason of the adjustment required by such event, and

(b) delivering to the Holder any distributions declared with respect to such additional Common Stock after such Exercise Date and before such event,

provided, however, that the Company shall deliver to the Holder an appropriate instrument evidencing its right, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price or the number of Common Stock purchasable upon exercise of this Warrant and to such distributions declared with respect to any such additional Common Stock issuable on the exercise of this Warrant.

      The adjustments provided for herein are cumulative; shall, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent; and shall apply (without duplication) to successive subdivisions, consolidations, distributions, issuances or other events resulting in any adjustment under the provisions hereof provided that, notwithstanding any other provision hereof, no adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price then in effect and no adjustment shall be made in the number of Common Stock purchasable on the exercise of the Warrant unless it would result in a change of at least one-hundredth of a share (provided, however, that any adjustments which by reason of this Section 10 are not required to be made shall be carried forward and taken into account in any subsequent adjustment).

      In the event of any question arising with respect to the adjustments provided for herein such question shall be conclusively determined by a firm of chartered accountants (who may be the Company's auditors) appointed by the Company; such accountants shall have access to all necessary records of the Company and such determination shall, in the absence of manifest error, be binding upon the Company and the Holder.

      In case the Company after the date of this Warrant shall take any action affecting the Common Stock, other than an action described herein, which in the opinion of the directors of the Company would materially affect the rights of the Holder, the Exercise Price and/or the number of Common Stock purchasable upon exercise of this Warrant shall be adjusted, in such manner, if any, and at such time, by action by the directors, in their discretion as they may determine to be equitable in the circumstances. Failure of the directors to make an adjustment in accordance with this Section 10 shall be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

      If the Company shall set a record date to determine the holders of the Common Stock for the purpose of entitling them to receive any issue or distribution or for the issue of any rights, options or warrants and shall thereafter and before such distribution or issue to such shareholders legally abandon its plan to make such distribution or issue, then no adjustment in the Exercise Price or the number of Common Stock purchasable upon exercise of this Warrant shall be required by reason of the setting of such record date.

      In the absence of a resolution of the directors fixing a record date for any of the events referred to in Subsection 9(b), the Company shall be deemed to have fixed as the record date therefor the date on which any of such events is effected.

      SECTION 11. - As a condition precedent to the taking of any action which would require an adjustment pursuant to Sections 8 or 9, the Company shall take any action which may, in the opinion of counsel, be necessary in order that the Company may validly and legally issue as fully paid and non-assessable all the Common Stock to which Holder is entitled to receive on the full exercise hereof in accordance with the provisions hereof.

     SECTION 12. - At least ten days prior to the effective date or record date, as the case may be, of any event which, if implemented, will require an adjustment in any of the subscription rights pursuant to this Warrant, including


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

the Exercise Price and the number of Common Stock which are purchasable upon the exercise hereof, the Company shall give notice to the Holder of the particulars of such event and, if determinable and applicable, the required or anticipated adjustment and the computation of such adjustment.

      In case any adjustment for which a notice in this Section 12 has been given is not then determinable, the Company shall promptly after such adjustment is determinable give notice to the Holder of the adjustment and the computation of such adjustment.

      SECTION 13. - The Company covenants and agrees that at the expense of the Holder, it will do, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such other acts, deeds and assurances as the Holder shall reasonably require for the better accomplishing and completion of the intentions and provisions of this Warrant.

      SECTION 14. - Time shall be of the essence hereof.

      SECTION 15. - This Warrant, any amendment, addendum, exhibit, supplement or other document relating hereto, and any and all disputes arising herefrom or related hereto, shall be governed by and construed in accordance with the internal laws of the Province of Ontario, and the federal laws of Canada applicable therein, governing disputes occurring, and contracts made and to be performed, wholly therein, and without reference to its principles governing the choice or conflict of laws. The parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of Ontario, sitting in the City of Toronto, with respect to any dispute related to or arising from this Warrant.

      SECTION 16. - Any notice required or permitted to be given hereunder shall be in writing and may be given by delivery or by facsimile transmission of same addressed as follow:

      (i) if to the Company: Security Devices International Inc. 120 Adelaide Street, Suite 2500 Toronto, Ontario M5H 1T1

           Attention: President
           Fax #: (416) 787-5381

      (ii) if to the Holder, at the address shown on the first page of this Agent's Warrant Certificate.

      Any notice aforesaid shall, if delivered, be deemed to have been given and received on the date on which it was delivered to the address provided herein (if a business day, and if not, on the next succeeding business day) and if sent by facsimile transmission be deemed to have been given and received at the time of receipt unless actually received after 5:00 p.m. (Vancouver Time) at the point of delivery in which case it shall be deemed to have been given and received on the next business day. Any of such parties may change its address for service from time to time by notice given in accordance with the foregoing.

      SECTION 17. - This Warrant may be executed mechanically or by facsimile, and in such case shall be deemed to be an original. In addition, this Warrant shall enure to the benefit of the Holder and its successors and assigns and be binding upon the Company and its successors including successors by way of amalgamation.

IN WITNESS WHEREOF Security Devices International Inc. has caused this Agent's Warrant Certificate to be signed by a duly authorized signatory as of the 4th day of May, 2007.

                                    SECURITY DEVICES INTERNATIONAL INC.



                                    By:   /s/ Sheldon Kales
                                          ------------------------------------
                                          Authorized Signatory

                                SUBSCRIPTION FORM

TO:   SECURITY DEVICES INTERNATIONAL INC.

      The undersigned holder of the within warrant (the "Warrant") hereby subscribes for _____________ common shares (the "Common Stock") of Security Devices International Inc. (the "Company") referred to in the Warrant according to the conditions thereof and herewith makes payment of the purchase price for the said number of common shares, in the aggregate amount of $----------------.

      The undersigned holder hereby represents and warrants that: (a) at the time of exercise of the Warrant it is not in the United States; (b) it is not a "U.S. person" (a "U.S. Person"), as defined in Regulation S under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"), and it is not exercising the Warrant on behalf of a U.S. Person or a person in the United States; and (c) it did not execute or deliver this subscription form in the United States.

      The undersigned hereby directs that the common shares hereby subscribed for be issued and delivered as follows:

Name in Full                   Address in Full             Number of Shares





(Please state full names in which share certificates are to be issued, stating whether Mr., Mrs., Ms. or Miss is applicable. If any of the shares are to be issued to a person other than the Holder, the Holder must pay to the Company all exigible transfer taxes and/or fees)

      Dated this ________ day of __________________, 200__.



Witness                                Signature of Holder or Assignee



                                       Address of Holder or Assignee
Instructions For Subscription

The above subscription form is to be signed by the Holder or the Assignee. The signature to the subscription as signed by the Holder must correspond in every particular with the name written upon the face of this Agent's Warrant Certificate or if the subscription is signed by the Assignee, must correspond in every particular with the name of the Assignee shown on the Assignment, which must accompany this subscription form.

      The above subscription form must be signed and accompanied by payment in Canadian funds of the subscription price specified in the Warrant by cash, certified cheque or bank draft payable to the Company at par and must be surrendered at the office of the Company, Security Devices International Inc., 120 Adelaide Street, Suite 2500, Toronto, Ontario M5H 1T1, at or before 5:00 p.m. (Vancouver time) on May 4, 2009, at which time the right to subscribe will expire.

      No fractional common shares will be issued.

      Upon surrender and payment and otherwise subject to the terms of the Warrant, the Company will issue to the person named in the subscription form the number of common shares subscribed for and within ten days, deliver to such person at the address specified in the subscription form a certificate evidencing the common shares subscribed for. If the Holder subscribes for a lesser number of common shares than the number of common shares referred to in this Warrant, the Holder will be entitled to receive a further Agent's Warrant Certificate in respect of the common shares referred to in this Agent's Warrant Certificate but not subscribed for. All certificates representing the foregoing securities shall bear any applicable restrictive legends.

                                   ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto



--------------------------------
(name and address of assignee)

the within Warrant and all rights represented thereby and does hereby irrevocably constitute and appoint ______________________________ as attorney of the undersigned to enter the same on the books of Security Devices International Inc. with full power of subscription hereunder.



DATED the _________ day of _____________________, 200___.




------------------------------            ------------------------------
(Guarantor of Signature)                     (Signature of Holder)



                                          ------------------------------
                                          (Name of Holder (please print))


Instructions For Assignment

The signature on the foregoing assignment must correspond with the name of the Holder as set forth on the face of this Warrant in every particular, without alteration or enlargement or any change whatever.





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